Earnings (Loss) Per Share	12 Months Ended
Mar. 31, 2020
Earnings Loss Per Share [Abstract]
EARNINGS (LOSS) PER SHARE

16. EARNINGS (LOSS) PER SHARE

Basic Earnings Per Share ("EPS") is calculated by dividing the net income (loss) attributable to ordinary equity holders of the Company by the weighted average number of ordinary shares outstanding during the year.

Diluted EPS is calculated by dividing the net income (loss) attributable to ordinary equity holders of the Company by the weighted average number of ordinary shares outstanding during the year plus the weighted average number of ordinary shares that would be issued on conversion of all the dilutive potential ordinary shares into ordinary shares.

The following table reflects the income and share data used in the basic and diluted EPS calculations (dollars in thousands, except per share amounts):

	Years Ended March 31,
	2020	2019	2018
Numerator
Net income (loss) attributable to owners of the Company	$(5,333)	$(2,635)	$123,741
Denominator
Weighted average number of shares - Basic	10,951,531	4,819,874	2,677,961
Diluted effect of average number of options	—	—	18,462
Weighted average number of shares - Diluted	10,951,531	4,819,874	2,696,423
Basic earnings (loss) per share	$(0.49)	$(0.55)	$46.21
Diluted earnings (loss) per share	$(0.49)	$(0.55)	$45.89

Inclusion of the Company's 2,980 and 5,959 stock options in the computation of diluted loss per share for the years ended March 31, 2020 and 2019 would have an anti-dilutive effect on the loss per share and are therefore excluded from the computation. Consequently, there is no difference between loss per share and diluted loss per share for the year ended March 31, 2020 and 2019.